UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________________________________

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 14, 2009

INFORMATION SYSTEMS ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida (State or Other Jurisdiction of Incorporation)	333-142429 (Commission File Number)	65-049317 (IRS Employer Identification No.)

1151 SW 30th Street, Suite E
Palm City, FL 34990
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (772) 403-2992
_______________________________________________________________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

    In connection with the appointment of a new Chief Financial Officer referred to in Item 5.02 below, the Company entered into a Consulting Services Agreement with WSR Consulting, Inc. ("WSR").  Pursuant to the Consulting Services Agreement, the Company will pay WSR a consulting fee of $2,000 per month plus additional daily or hourly fees for services provided in excess of the base services to be provided by WSR under the Consulting Services Agreement.  The Consulting Services Agreement is filed herewith as Exhibit 10.3 and the terms of which are incorporated herein by reference.

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 14, 2009, the Company appointed Mr. Michael R. Hull as its Chief Financial Officer.  Mr. Hull replaces Joseph P. Coschera, who will remain as President and Chief Executive Officer of the Company.

Mr. Hull is a Certified Public Accountant with ten years of public company Chief Financial Officer experience. Additionally, Mr. Hull has over 11 years experience in auditing both public and private companies while employed by Price Waterhouse. Mr. Hull has been the Managing Director of CFO Services at WSR Consulting, Inc. (“WSR”) since January 28, 2008.   Effective September 11, 2009, the Company entered into a Consulting Services Agreement with WSR (the “Consulting Agreement”). Under the Consulting Agreement, WSR will provide general, accounting and operational management to the Company and agreed to provide the services of its Chief Financial Officer, upon appointment. The Company agreed to initially pay WSR $2,000 per month. The Consulting Agreement is for a one-year term, terminable earlier at the end of each quarter upon 30 days notice. WSR performs similar services for GelTech Solutions, Inc. and Ecosphere Technologies, Inc.  Mr. Hull has acted as Ecosphere’s Controller since January 2008 and as the Chief Financial Officer of GelTech Solutions since March 2008 and will continue to split his time between these Companies.

From December 2006 to October 2007, Mr. Hull served as the Chief Financial Officer of BabyUniverse, Inc., a public company traded on Nasdaq.  From December 2004 through November 2006, Mr. Hull was an associate at Resources Global Professionals, where he was a member of a team that assisted a $4 billion subsidiary of a $40 billion multinational company in complying with Section 404 of the Sarbanes Oxley Act of 2002. From 1996 through August 2004, Mr. Hull was Chief Financial Officer for BCT International, Inc.

Item 9.01 Financial Statements and Exhibits.

   (d) Exhibits.

Exhibit
Number	Description

10.3	Consulting Services Agreement between the Company and WSR Consulting, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION SYSTEMS ASSOCIATES, INC.

By: /s/ Joseph P. Coschera
President

Date: October 15, 2009